UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2006
ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland	1-16755	84-1592064
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 7.01. REGULATION FD DISCLOSURE
     On June 5, 2006, Archstone-Smith Trust (“Archstone-Smith”) provided the presentation attached to this report as Exhibit 99.1 as part of their New York City property tour.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Exhibits.
     Exhibit 99.1 Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: June 5, 2006		Name:	Thomas S. Reif
		Title:	Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Presentation